GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments

December 31, 2019 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – 45.2%
Bank Loans(a) – 32.3%
Aerospace & Defense(c) – 1.1%
TransDigm, Inc. (B+/Ba3) (1M LIBOR + 2.500%)
$1,127,763	4.299%	06/09/23	$ 1,130,820

Automotive(c) – 3.1%
Adient US LLC (BB-/Ba2) (3M LIBOR + 4.250%)
1,992,449	6.182	05/06/24	2,001,913
Navistar International Corp. (BB-/Ba2) (1M LIBOR + 3.500%)
1,223,945	5.240	11/06/24	1,218,841

			3,220,754

Building Materials(c) – 0.5%
AECOM (BBB-/Ba1) (3M LIBOR + 1.750%)
506,604	3.549	03/13/25	507,110
Advanced Drainage Systems, Inc. (BB/Ba1) (3M LIBOR + 2.250%)
145	4.000	07/31/26	146

			507,256

Chemicals(c) – 0.5%
Consolidated Energy Finance SA (NR/Ba2) (3M LIBOR + 2.500%)
300,244	4.547	05/07/25	294,239
INEOS Enterprises Holdings US Finco LLC (BB/Ba3) (3M LIBOR + 4.000%)
207,480	5.914	08/31/26	207,911

			502,150

Commercial Services(c) – 1.9%
Garda World Security Corp. (B/B1) (3M LIBOR + 4.750%)
556,000	6.660	10/30/26	559,130
Prime Security Services Borrower LLC (BB-/Ba3) (1M LIBOR + 3.250%)
1,170,748	4.944	09/23/26	1,173,090
Sabert Corp. (B/B2) (3M LIBOR + 4.500%)
272,000	6.250	12/10/26	274,154

			2,006,374

Consumer Cyclical Services(c) – 1.5%
Allied Universal Holding Co. LLC (B-/B3) (3M LIBOR + 4.250%)
795,261	6.049	07/10/26	799,238
(3M LIBOR + 4.250%)
78,739	6.055	07/10/26	79,132

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)
Consumer Cyclical Services(c) – (continued)
The Hertz Corp. (BB/Ba2) (1M LIBOR + 2.750%)
$648,717	4.550%	06/30/23	$ 652,097

			1,530,467

Consumer Products(c) – 0.5%
Energizer Holdings, Inc. (BB+/Ba1) (1M LIBOR + 2.250%)
532,080	4.000	12/17/25	534,288

Diversified Financial services(c) – 0.2%
Jefferies Finance LLC (BB-/Ba2) (1M LIBOR + 3.750%)
259,035	5.500	06/03/26	258,173

Diversified Manufacturing(c) – 1.2%
AI Aqua Merger Sub, Inc. (B-/B2) (1M LIBOR + 3.250%)
134,578	5.049	12/13/23	130,541
(3M LIBOR + 4.250%)
421,000	6.354	12/13/23	411,527
Apex Tool Group LLC (B-/B2) (1M LIBOR + 5.500%)
691,823	7.299	08/01/24	680,906

			1,222,974

Electrical Equipment(c) – 0.1%
Vistra Operations Co. LLC (BBB-/Baa3) (1M LIBOR + 2.000%)
128,800	3.538	12/31/25	129,502

Environmental(c) – 0.3%
Core & Main LP (B+/B2) (6M LIBOR + 2.750%)
290,260	4.528	08/01/24	290,138

Food & Beverage(c) – 0.3%
Dole Food Co., Inc. (B/B1) (1M LIBOR + 2.750%)
304,817	4.526	04/06/24	303,945

Gaming(c) – 0.9%
Caesars Resort Collection LLC (BB/Ba3) (1M LIBOR + 2.750%)
938,622	4.549	12/23/24	939,599

Health Care(c) – 1.5%
Athenahealth, Inc. (B/B2) (3M LIBOR + 4.500%)
781,964	6.401	02/11/26	784,896
Vizient, Inc. (BB-/Ba3) (1M LIBOR + 2.750%)
768,079	4.549	05/06/26	770,237

			1,555,133

Health Care - Services(c) – 0.7%
Kindred Healthcare LLC (B+/B3) (1M LIBOR + 5.000%)
765,313	6.813	07/02/25	769,139

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2019 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)
Insurance(c) – 1.1%
HUB International Ltd. (B/B2) (3M LIBOR + 3.000%)
$1,187,941	4.690%	04/25/25	$ 1,186,373

Media - Cable(c) – 0.3%
CSC Holdings LLC (BB/Ba3) (1M LIBOR + 2.250%)
307,423	3.990	07/17/25	307,596

Media - Non Cable(c) – 4.5%
Cumulus Media New Holdings, Inc. (B/B2) (1M LIBOR + 3.750%)
56,858	5.549	03/31/26	57,388
Entercom Media Corp. (BB/Ba3) (1M LIBOR + 2.500%)
617,624	4.305	11/18/24	621,485
iHeartCommunications, Inc. (BB-/B1) (1M LIBOR + 4.000%)
387,287	5.691	05/01/26	390,029
Lions Gate Capital Holdings LLC (BB-/Ba2) (1M LIBOR + 2.250%)
1,126,479	4.049	03/24/25	1,122,965
Nexstar Broadcasting, Inc. (BB/Ba3) (1M LIBOR + 2.750%)
2,040,855	4.452	09/18/26	2,050,365
Terrier Media Buyer, Inc. (BB-BBa3)
475,000	0.000	12/17/26	479,455

			4,721,687

Packaging(c) – 4.6%
Berry Global, Inc. (BBB-/Ba2) (1M LIBOR + 2.000%)
307,959	3.715	10/01/22	308,812
BWAY Holding Co. (B/B2) (3M LIBOR + 3.250%)
1,363,503	5.234	04/03/24	1,357,545
Flex Acquisition Co., Inc. (B/B2) (3M LIBOR + 3.000%)
1,166,192	5.099	12/29/23	1,155,020
Reynolds Group Holdings, Inc. (B+/B1) (1M LIBOR + 2.750%)
1,435,597	4.549	02/05/23	1,438,971
Trident TPI Holdings, Inc. (B-/B2) (1M LIBOR + 3.000%)
516,655	4.799	10/17/24	500,969

			4,761,317

Pharmaceuticals(c) – 0.7%
Bausch Health Cos., Inc. (BB/Ba2) (1M LIBOR + 3.000%)
731,896	4.740	06/02/25	735,555

Real Estate Investment Trust(c) – 0.4%
iStar, Inc. (BB/Ba2) (1M LIBOR + 2.750%)
381,225	4.475	06/28/23	383,131

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)
Restaurant(c) – 0.3%
1011778 B.C. Unlimited Liability Co. (BB+/Ba2) (1M LIBOR + 1.750%)
$285,813	3.549%	11/19/26	$ 286,096

Technology - Hardware(c) – 1.2%
CommScope, Inc. (B+Ba3) (1M LIBOR + 3.250%)
1,274,805	5.049	04/06/26	1,281,574

Technolgy - Software(c) – 2.2%
DCert Buyer, Inc. (B-/B2) (1M LIBOR + 4.000%)
598,000	5.799	10/16/26	599,345
Navicure, Inc. (B-/B2) (1M LIBOR + 4.000%)
372,000	5.799	10/22/26	373,395
Perforce Software, Inc. (B-/B2) (1M LIBOR + 4.500%)
743,420	6.299	07/01/26	742,959
SS&C Technologies Holdings Europe S.a.r.l. (BB+/Ba2) (1M LIBOR + 2.250%)
213,334	4.049	04/16/25	214,708
SS&C Technologies, Inc. (BB+/Ba2) (1M LIBOR + 2.250%)
307,686	4.049	04/16/25	309,668

			2,240,075

Technology(c) – 0.2%
Match Group, Inc. (BBB-/Ba2) (3M LIBOR + 2.500%)
216,610	4.436	11/16/22	216,339

Telecommunications(c) – 0.3%
Rackspace Hosting, Inc. (B+/B1) (3M LIBOR + 3.000%)
286,008	4.902	11/03/23	277,150

Telecommunications - Wireless(c) – 0.5%
SBA Senior Finance II LLC (BB+/Ba3) (1M LIBOR + 2.000%)
248,737	3.550	04/11/25	249,464
Sprint Communications, Inc. (BB-/Ba2) (1M LIBOR + 3.000%)
317,653	4.813	02/02/24	316,064

			565,528

Telecommunications - Wirelines(c) – 0.7%
CenturyLink, Inc. (BBB-/Ba3) (1M LIBOR + 2.750%)
769,114	4.549	01/31/25	771,806

Transportation – 1.0%
Genesee & Wyoming, Inc. (BB+/Ba2)(b)
139,000	2.000	11/06/26	140,191

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2019 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Secured Debt Obligations – (continued)
Transportation – (continued)
XPO Logistics, Inc. (BBB-/Baa3)(c) (1M LIBOR + 2.000%)
$925,000	3.799%		02/24/25	$ 929,681

				1,069,872

TOTAL BANK LOANS				$ 33,704,811

Other Secured Debt Obligations – 12.9%
Auto Components(d)(e) – 2.0%
Ashtead Capital, Inc. (BBB-/Baa3)
2,013,000	5.250		05/01/28	2,122,446

Commercial Services(e) – 0.8%
Capitol Investment Merger Sub 2 LLC (B/Caa1)(d)
150,000	10.000		08/01/24	156,000
Prime Security Services Borrower LLC/Prime Finance, Inc. (BB-/Ba3)
643,000	5.750		04/15/26	696,851

				852,851

Electrical Equipment(d)(e) – 1.2%
Calpine Corp. (BB/NR)
900,000	4.500		02/15/28	909,000
Talen Energy Supply LLC (BB/Ba3)
300,000	6.625		01/15/28	306,000

				1,215,000

Environmental(d)(e) – 0.0%
GFL Environmental, Inc. (B+/B1)
40,000	5.125		12/15/26	42,050

Health Care - Services – 1.7%
HCA, Inc. (BBB-/Baa3)
234,000	5.250		04/15/25	262,078
296,000	4.125	(d)	06/15/29	314,124
Tenet Healthcare Corp. (BB-/Ba3)(d)
557,000	4.625		07/15/24	572,317
156,000	4.625	(e)	09/01/24	163,020
454,000	4.875	(e)	01/01/26	475,565

				1,787,104

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)
Media(d) – 2.0%
Charter Communications Operating LLC/Charter Communications Operating Capital (BBB-/Ba1)
$567,000	3.750%	02/15/28	$ 588,121
Clear Channel Worldwide Holdings, Inc. (B+/B1)(e)
319,000	5.125	08/15/27	331,760
Virgin Media Secured Finance PLC (BB-/Ba3)(e)
1,057,000	5.500	05/15/29	1,119,098

			2,038,979

Metals & Mining(d)(e) – 0.5%
Cleveland-Cliffs, Inc. (BB/Ba2)
185,000	4.875	01/15/24	189,163
Mauser Packaging Solutions Holding Co. (B/B2)
345,000	5.500	04/15/24	355,350

			544,513

Oil Field Service(d)(e) – 0.3%
Transocean Phoenix 2 Ltd. (B/NR)
280,000	7.750	10/15/24	296,800

Oil, Gas & Consumable Fuels(d)(e) – 1.0%
Transocean Sentry Ltd. (B/B1)
1,027,000	5.375	05/15/23	1,044,973

Packaging(d)(e) – 1.0%
LABL Escrow Issuer LLC (B/B2)
979,000	6.750	07/15/26	1,040,188

Retailing(d)(e) – 0.4%
1011778 BC ULC/New Red Finance, Inc. (B+/B2)
383,000	4.375	01/15/28	385,394

Software(d)(e) – 1.1%
Camelot Finance SA (B/B2)
1,098,000	4.500	11/01/26	1,126,822

Telecommunications - Wireless(d)(e) – 0.3%
Telesat Canada/Telesat LLC (BB-/Ba3)
307,000	4.875	06/01/27	313,140

Telecommunications - Wirelines(d)(e) – 0.6%
Altice France SA (B/B2)
591,000	7.375	05/01/26	633,109

TOTAL OTHER SECURED DEBT OBLIGATIONS			$ 13,443,369

TOTAL SECURED DEBT OBLIGATIONS (Cost $46,201,184)			$ 47,148,180

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2019 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations – 49.3%
Advertising(d)(e) – 1.2%
Outfront Media Capital LLC/Outfront Media Capital Corp. (BB-/B1)
$395,000	4.625%		03/15/30	$ 402,406
Terrier Media Buyer, Inc. (CCC+/Caa1)
844,000	8.875		12/15/27	892,530

				1,294,936

Aerospace & Defense(d) – 2.5%
Bombardier, Inc. (B-/Caa1)(e)
589,000	7.875		04/15/27	605,197
TransDigm UK Holdings PLC (B-/B3)
300,000	6.875		05/15/26	319,500
TransDigm, Inc. (B-/B3)
200,000	6.500		05/15/25	208,250
155,000	5.500	(e)	11/15/27	156,938
Triumph Group, Inc. (CCC/Caa2)
476,000	5.250		06/01/22	474,810
766,000	7.750		08/15/25	798,555

				2,563,250

Automotive(d) – 1.4%
Adient Global Holdings Ltd. (B/B3)(e)
698,000	4.875		08/15/26	622,965
Ford Motor Credit Co. LLC (BBB-/Ba1)
284,000	4.063		11/01/24	290,293
Lear Corp. (BBB-/Baa2)
272,000	4.250		05/15/29	281,161
Tesla, Inc. (B-/Caa1)(e)
258,000	5.300		08/15/25	250,260

				1,444,679

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations – (continued)
Commercial Services(d)(e) – 2.1%
Nielsen Finance LLC/Nielsen Finance Co. (BB/B1)
$981,000	5.000%	04/15/22	$ 985,905
Ritchie Bros Auctioneers, Inc. (BB+/Ba3)
253,000	5.375	01/15/25	263,120
The Nielsen Co. Luxembourg S.a.r.l. (BB/B1)
912,000	5.000	02/01/25	939,360

			2,188,385

Computers(d)(e) – 0.8%
Booz Allen Hamilton, Inc. (B+/B1)
797,000	5.125	05/01/25	818,917

Diversified Financial Services(d) – 2.8%
Alliance Data Systems Corp. (NR/NR)(e)
495,000	4.750	12/15/24	493,762
Avolon Holdings Funding, Ltd. (BBB-/Baa3)
1,144,000	4.375	05/01/26	1,213,853
Global Aircraft Leasing Co. Ltd. (NR/Ba2)(e)(f) (PIK 7.250%, Cash 6.500%)
188,000	6.500	09/15/24	196,225
Nationstar Mortgage Holdings, Inc. (B/B2)(e)
943,000	8.125	07/15/23	996,044
Springleaf Finance Corp. (BB-/Ba3)
42,000	5.375	11/15/29	43,838

			2,943,722

Electrical(d)(e) – 0.5%
Calpine Corp. (NR/B2)
213,000	5.125	03/15/28	217,260
Clearway Energy Operating LLC (BB/Ba2)
329,000	4.750	03/15/28	333,935

			551,195

Energy - Alternate Sources(d)(e) – 0.3%
Enviva Partners LP/Enviva Partners Finance Corp. (B+/NR)
275,000	6.500	01/15/26	294,250

Engineering & Construction(d) – 0.5%
AECOM (BB-/Ba3)
84,000	5.875	10/15/24	92,820
446,000	5.125	03/15/27	478,893

			571,713

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2019 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations – (continued)
Entertainment(d)(e) – 0.2%
Caesars Resort Collection LLC/CRC Finco, Inc. (B-/B3)
$82,000	5.250%		10/15/25	$ 84,870
Scientific Games International, Inc. (B-/Caa1)
95,000	7.000		05/15/28	101,769

				186,639

Environmental(d)(e) – 0.7%
GFL Environmental, Inc. (CCC+/Caa2)
340,000	7.000		06/01/26	359,550
Stericycle, Inc. (BB/NR)
339,000	5.375		07/15/24	355,950

				715,500

Food & Drug Retailing(d)(e) – 0.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC (BB-/B3)
286,000	4.625		01/15/27	285,285

Healthcare Providers & Services(d) – 4.0%
Centene Corp. (BBB-/Ba1)
202,000	4.750		05/15/22	206,040
787,000	4.750		01/15/25	814,545
468,000	4.750	(e)	01/15/25	486,135
424,000	4.250	(e)	12/15/27	436,580
531,000	4.625	(e)	12/15/29	558,878
Charles River Laboratories International, Inc. (BB/Ba3)(e)
553,000	5.500		04/01/26	595,166
440,000	4.250		05/01/28	448,800
Encompass Health Corp. (B+/B1)
360,000	4.500		02/01/28	373,050
Surgery Center Holdings, Inc. (CCC/Caa2)(e)
86,000	6.750		07/01/25	85,785
WellCare Health Plans, Inc. (BB/Ba2)(e)
126,000	5.375		08/15/26	134,190

				4,139,169

Household Products(d)(e) – 0.2%
Prestige Brands, Inc. (B+/B3)
191,000	5.125		01/15/28	199,595

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations – (continued)
Insurance(d)(e) – 0.9%
Acrisure LLC/Acrisure Finance, Inc. (CCC+/Caa2)
$630,000	7.000%		11/15/25	$ 607,950
Alliant Holdings Intermediate LLC (CCC+/Caa2)
345,000	6.750		10/15/27	369,150

				977,100

Internet(d)(e) – 1.4%
GrubHub Holdings, Inc. (BB-/B1)
771,000	5.500		07/01/27	722,812
Match Group, Inc. (BB/Ba3)
248,000	5.625		02/15/29	264,740
Netflix, Inc. (BB-/Ba3)
194,000	4.875		06/15/30	196,910
Twitter, Inc. (BB+/Ba2)
277,000	3.875		12/15/27	276,654

				1,461,116

Iron/Steel(d) – 0.8%
Cleveland-Cliffs, Inc. (B+/B1)
827,000	5.750		03/01/25	816,663

Machinery - Construction & Mining(d)(e) – 0.3%
Terex Corp. (BB/B2)
270,000	5.625		02/01/25	278,775

Media(d) – 7.7%
CCO Holdings LLC/CCO Holdings Capital Corp. (BB/B1)(e)
1,330,000	4.750		03/01/30	1,353,275
Comcast Corp. (A-/A3)
484,000	2.650		02/01/30	485,796
CSC Holdings LLC (B/B3)(e)
1,141,000	5.750		01/15/30	1,215,165
Diamond Sports Group LLC/Diamond Sports Finance Co. (B/B2)(e)
211,000	6.625		08/15/27	205,197
Entercom Media Corp. (B-/B3)(e)
80,000	7.250		11/01/24	84,400
GCI LLC (B/B3)
491,000	6.625	(e)	06/15/24	530,894
723,000	6.875		04/15/25	755,535
Nexstar Broadcasting, Inc. (B/B3)(e)
95,000	5.625		07/15/27	99,988

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2019 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations – (continued)
Media(d) – (continued)
Sirius XM Radio, Inc. (BB/Ba3)(e)
$257,000	5.500%		07/01/29	$ 277,560
TEGNA, Inc. (BB/Ba3)
591,000	6.375		10/15/23	609,469
1,535,000	5.000	(e)	09/15/29	1,561,862
The Walt Disney Co (A/A2)
413,000	1.750		08/30/24	408,940
413,000	2.000		09/01/29	400,783

				7,988,864

Oil Field Services(d) – 7.2%
Archrock Partners LP/Archrock Partners Finance Corp. (B+/B2)(e)
744,000	6.250		04/01/28	766,186
CNX Resources Corp. (BB-/B3)
280,000	5.875		04/15/22	278,600
CNX Resources Corp. (BB-/B3)(e)
517,000	7.250		03/14/27	452,375
CrownRock LP/CrownRock Finance, Inc. (BB-/B2)(e)
821,000	5.625		10/15/25	837,420
Diamondback Energy, Inc. (BBB-/Ba1)
300,000	2.875		12/01/24	303,396
300,000	3.250		12/01/26	303,333
300,000	3.500		12/01/29	304,616
Endeavor Energy Resources LP/EER Finance, Inc. (BB-/B1)(e)
236,000	5.750		01/30/28	248,258
Ensign Drilling, Inc. (BB-/B2)(e)
405,000	9.250		04/15/24	383,738
Gulfport Energy Corp. (BB-/B3)
1,039,000	6.625		05/01/23	872,760
Indigo Natural Resources LLC (BB-/B3)(e)
418,000	6.875		02/15/26	393,965
Montage Resources Corp. (B/B3)
552,000	8.875		07/15/23	507,840
Noble Holding International Ltd. (B-/B3)(e)
945,000	7.875		02/01/26	686,306
Parsley Energy LLC/Parsley Finance Corp. (BB-/Ba3)(e)
697,000	5.375		01/15/25	716,168
QEP Resources, Inc. (BB-/Ba3)
280,000	5.375		10/01/22	281,050

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations – (continued)
Oil Field Services(d) – (continued)
WPX Energy, Inc. (BB-/B1)
$152,000	5.250%	10/15/27	$ 160,360

			7,496,371

Packaging(d)(e) – 0.6%
Sealed Air Corp. (BB+/Ba3)
118,000	4.000	12/01/27	119,475
Trident TPI Holdings, Inc. (CCC+/Caa2)
526,000	9.250	08/01/24	532,575

			652,050

Pharmaceuticals – 2.8%
Bausch Health Cos., Inc. (B/B3)(d)(e)
125,000	5.500	03/01/23	125,469
765,000	5.875	05/15/23	771,693
Teva Pharmaceutical Finance Co. B.V. (BB/Ba2)
976,000	2.950	12/18/22	932,080
Teva Pharmaceutical Finance Netherlands III B.V. (BB/Ba2)
1,212,000	2.800	07/21/23	1,124,130

			2,953,372

Pipelines(d) – 1.7%
Cheniere Energy Partners LP (BB/Ba2)(e)
669,000	4.500	10/01/29	687,398
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. (BB-/B1)(e)
435,000	5.625	05/01/27	441,525
EnLink Midstream LLC (BB+/Ba1)
360,000	5.375	06/01/29	338,478
Hess Midstream Operations LP (BB+/NR)(e)
326,000	5.125	06/15/28	330,075

			1,797,476

Real Estate Investment Trust(d) – 1.2%
iStar, Inc. (BB/Ba3)
491,000	5.250	09/15/22	503,275
SBA Communications Corp. (BB-/B1)
787,000	4.000	10/01/22	801,756

			1,305,031

Retailing(d)(e) – 0.7%
Rite Aid Corp. (CCC-/Caa2)
505,000	6.125	04/01/23	463,338

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2019 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations – (continued)
Retailing(d)(e) – (continued)
Yum! Brands, Inc. (B+/B1)
$284,000	4.750%	01/15/30	$ 298,200

			761,538

Software(d) – 0.6%
Donnelley Financial Solutions, Inc. (B/B2)
500,000	8.250	10/15/24	511,875
Fair Isaac Corp. (BB+/Ba2)(e)
118,000	4.000	06/15/28	118,590

			630,465

Telecommunication Services(d) – 5.4%
CenturyLink, Inc. (B+/B2)(e)
570,000	5.125	12/15/26	578,550
CommScope, Inc. (B-/B3)(e)
248,000	8.250	03/01/27	260,400
Inmarsat Finance PLC (BB/Ba3)(e)
1,286,000	4.875	05/15/22	1,302,075
Sprint Corp. (B/B3)
2,431,000	7.625	03/01/26	2,680,177
ViaSat, Inc. (B/Caa1)(e)
824,000	5.625	09/15/25	848,720

			5,669,922

Transportation(d) – 0.4%
CSX Corp. (BBB+/Baa1)
413,000	2.400	02/15/30	403,546

TOTAL UNSECURED DEBT OBLIGATIONS (Cost $50,475,826)			$ 51,389,524

Shares	Description	Value

Common Stock* – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
1,141,924	Prairie Provident Resources, Inc. (Cost $2,946,423)	$ 39,567

Units	Expiration Date	Value

Warrant*(g) – 0.0%
Jack Cooper Enterprises, Inc. (NR/NR) () (Cost $0)
1,734	10/29/17	$ 17

Shares	Dividend Rate	Value

Investment Company(h) – 3.5%
Goldman Sachs Financial Square Government Fund - Institutional Shares
3,614,966	1.638%	$ 3,614,966
(Cost $3,614,966)

TOTAL INVESTMENTS – 98.0% (Cost $103,238,399)		$102,192,254

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%		2,107,140

NET ASSETS – 100.0%		$104,299,394

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on December 31, 2019. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2019.

(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(f)	Pay-in-kind securities.

(g)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(h)	Represents an affiliated issuer.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
PLC	— Public Limited Company

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At December 31, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

Payments Made by the Fund(a)	Payments Received by Fund(b)	Termination Date	Notional Amount (000s)(c)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

1.250%	3M LIBOR	06/17/27	$3,905	$146,403	$75,419	$70,984

(a)	Payments made quarterly.
(b)	Payments made semi-annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2019.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at December 31, 2019(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased:
CDX.NA.HY Index 33	(5.000)%	2.799%	12/20/24	$37,125	$(3,634,476)	$(2,598,731)	$(1,035,745)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Abbreviation:
CDX.NA.HY Index 33 — CDX North America High Yield Index 33

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2019 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

Investment and Fair Value Measurement — U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in the Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2019 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

ii. Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2019 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2019:

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Bank Loans	$—	$33,704,811	$—
Other Secured Obligations	—	13,443,369	—
Unsecured Debt Obligations	—	51,389,524	—
Common Stock and/or Other Equity Investments
North America	39,567	—	—
Warrants	—	—	17
Investment Company	3,614,966	—	—

Total	$3,654,533	$98,537,704	$17

Derivative Type

Assets(a)
Interest Rate Swap Contracts	$—	$70,984	$—

Liabilities(a)
Credit Default Swap Contracts	—	(1,035,745)	—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

1. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Credit/Default Risk — An issuer or guarantor of a security held by the Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in NAV.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2019 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2019 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that the Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.